THIRD QUARTER 2006
FINANCIAL SUPPLEMENT

The following supplement is provided to assist in your financial analysis.

If you need further information, please contact:

Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

First Horizon National Corporation
3Q 2006 Financial Supplement

Dear Investor,

In conjunction with the release of First Horizon National Corporation’s third quarter results for 2006, we have prepared this financial supplement to assist investors in understanding First Horizon National Corporation’s financial results.

This supplement compares current period results to earnings and other financial information from the previous four quarters.

Please feel free to call if you have any additional questions.

Regards,

Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
Net interest income	$251,621	$253,598	$245,721	$254,812	$260,160
Noninterest income	312,628	329,094	286,025	314,150	347,005
Divestitures	-	-	-	7,029	-
Security gain/(loss)	8,757	2,893	(80,281)	(181)	(406)
Total revenue	573,006	585,585	451,465	575,810	606,759
Noninterest expense	456,357	419,986	443,215	413,292	426,175
Provision	23,694	18,653	17,799	16,175	22,608
Pretax income/(loss)	92,955	146,946	(9,549)	146,343	157,976
Provision/(benefit) for income taxes	25,776	43,013	(12,959)	42,695	49,862
Income from continuing operations	67,179	103,933	3,410	103,648	108,114
(Loss)/income from discontinued operations, net of tax	(69)	376	210,273	5,369	4,830
Income before cumulative effect	67,110	104,309	213,683	109,017	112,944
Cumulative effect of changes in accounting
principle, net of tax	-	-	1,345	(3,098)	-
Net income	$67,110	$104,309	$215,028	$105,919	$112,944

Tax rate	28%	29%	NM	29%	32%
Efficiency ratio	80%	72%	98%	72%	70%
NM - Not meaningful

SELECTED FINANCIAL DATA
Quarterly, Unaudited

(Dollars in thousands, except per share data)	3Q06	2Q06	1Q06	4Q05	3Q05
Income from continuing operations	$67,179	$103,933	$3,410	$103,648	$108,114
(Loss)/income from discontinued operations, net of tax	(69)	376	210,273	5,369	4,830
Cumulative effect of changes in accounting
principle, net of tax	-	-	1,345	(3,098)	-
Net income	67,110	104,309	215,028	105,919	112,944
Common Stock Data

Diluted earnings per common share:
Diluted EPS from continuing operations	$.53	$.82	$.03	$.80	$.83
Diluted EPS before cumulative effect of
changes in accounting principle	.53	.82	1.66	.84	.87
Diluted EPS	.53	.82	1.67	.81	.87

Diluted shares	127,523	127,280	129,100	130,043	129,924
Period-end shares outstanding	124,467	123,947	123,230	126,222	126,003
Dividends declared per share	$.45	$.45	$.45	$.45	$.43
Selected Average Balances

Total assets	$39,519,765	$38,494,898	$37,689,523	$37,720,410	$38,090,993
Total loans, net of unearned income	21,799,396	21,429,616	20,838,397	19,952,086	18,722,002
Investment securities	3,805,160	3,008,310	3,026,429	2,858,410	2,934,030
Earning assets	34,627,512	33,946,387	33,142,044	33,191,778	33,562,038
Deposits	22,926,483	21,981,445	22,939,767	23,918,717	23,981,764
Total long-term debt	5,538,323	5,160,610	3,805,307	2,665,867	2,374,568
Shareholders' equity	2,442,030	2,401,428	2,335,512	2,284,400	2,220,232
Selected Period-End Balances

Total assets	$40,076,183	$37,469,234	$37,300,975	$36,579,061	$37,042,307
Total loans, net of unearned income	21,954,405	21,699,729	21,186,991	20,600,922	19,211,703
Investment securities	3,983,049	3,108,569	2,944,826	2,912,486	2,842,016
Earning assets	33,259,328	31,879,716	31,617,338	31,578,065	31,204,048
Deposits	25,284,541	21,693,442	21,517,047	23,317,557	25,269,302
Total long-term debt	5,487,188	5,606,294	4,599,339	3,437,643	2,000,113
Shareholders' equity	2,510,524	2,442,193	2,399,608	2,347,539	2,292,337
Selected Ratios and Other

Return on average assets	.67%	1.09%	2.31%	1.11%	1.18%
Return on average equity	10.9	17.4	37.3	18.4	20.2

FTE employees	12,324	12,413	13,053	13,175	13,164

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
Interest income	$612,598	$578,582	$533,369	$519,475	$497,438
Less interest expense	360,977	324,984	287,648	264,663	237,278
Net interest income	251,621	253,598	245,721	254,812	260,160
Provision for loan losses	23,694	18,653	17,799	16,175	22,608
Net interest income after
provision for loan losses	227,927	234,945	227,922	238,637	237,552
Noninterest income:
Mortgage banking	89,393	113,448	88,815	114,713	140,482
Capital markets	95,215	102,165	92,858	80,896	82,158
Deposit transactions
and cash management	44,503	42,756	38,023	42,196	41,268
Insurance commissions	10,534	12,461	14,686	13,144	12,673
Revenue from loan sales and securitizations	11,830	12,212	11,357	13,146	10,878
Trust services and investment
management	9,609	10,824	10,657	10,873	11,299
Gains on divestitures	-	-	-	7,029	-
Securities gains/(losses), net	8,757	2,893	(80,281)	(181)	(406)
Other	51,544	35,228	29,629	39,182	48,247
Total noninterest income	321,385	331,987	205,744	320,998	346,599
Adjusted gross income after
provision for loan losses	549,312	566,932	433,666	559,635	584,151
Noninterest expense:
Employee compensation,
incentives and benefits	260,351	245,796	260,141	244,943	259,583
Occupancy	29,745	27,525	30,102	28,000	26,082
Operations services	17,976	17,075	17,440	18,363	18,739
Equipment rentals, depreciation,
and maintenance	17,893	17,858	20,264	19,108	19,033
Communications and courier	12,950	13,409	14,912	14,379	14,352
Amortization of intangible assets	3,233	2,881	2,888	2,667	2,893
Other	114,209	95,442	97,468	85,832	85,493
Total noninterest expense	456,357	419,986	443,215	413,292	426,175
Pretax income/(loss)	92,955	146,946	(9,549)	146,343	157,976
Provision/(benefit) for income taxes	25,776	43,013	(12,959)	42,695	49,862
Income from continuing operations	67,179	103,933	3,410	103,648	108,114
(Loss)/income from discontinued operations,
net of tax	(69)	376	210,273	5,369	4,830
Income before cumulative effect	67,110	104,309	213,683	109,017	112,944
Cumulative effect of changes in accounting
principle, net of tax	-	-	1,345	(3,098)	-
Net income	$67,110	$104,309	$215,028	$105,919	$112,944

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
All other income:
Bankcard income	$6,441	$6,362	$6,916	$7,391	$6,998
Other service charges	5,074	5,806	5,766	5,531	5,968
Remittance processing	3,525	3,642	3,994	3,926	3,908
Check clearing fees	1,593	1,679	1,727	1,801	1,885
Other	34,911	17,739	11,226	20,533	29,488
Total	$51,544	$35,228	$29,629	$39,182	$48,247
All other expense:
Advertising and public relations	$13,272	$10,998	$11,995	$11,066	$11,246
Legal and professional fees	11,071	11,600	8,295	11,879	11,910
Travel and entertainment	8,164	8,652	6,972	7,834	7,446
Computer software	8,959	8,827	7,987	7,374	7,327
Contract employment	6,955	7,094	7,535	7,922	7,963
Supplies	3,961	4,260	3,674	4,468	4,652
Fed services fees	1,613	1,736	1,749	1,852	1,885
Foreclosed real estate	3,371	(437)	8,341	1,835	3,547
Deposit insurance premium	737	801	895	782	795
Charitable contributions	454	530	490	418	938
Distributions on preferred stock	4,874	4,453	4,050	3,806	3,374
Other	50,778	36,928	35,485	26,596	24,410
Total	$114,209	$95,442	$97,468	$85,832	$85,493

AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
Average loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$6,803,461	$6,570,293	$6,415,436	$6,356,977	$6,176,194
Real estate commercial	1,221,408	1,259,416	1,225,049	1,208,945	1,163,199
Real estate construction	2,575,590	2,380,430	2,197,693	1,973,121	1,735,883
Total commercial loans	10,600,459	10,210,139	9,838,178	9,539,043	9,075,276
Retail:
Real estate residential	8,503,198	8,544,548	8,629,370	8,123,581	7,593,720
Real estate construction	2,065,849	2,028,480	1,961,658	1,874,831	1,643,874
Other retail	160,446	162,573	164,567	170,470	167,475
Credit card receivables	201,319	197,706	238,089	244,161	241,657
Real estate loans pledged against
other collateralized borrowings (a)	268,125	286,170	6,535	-	-
Total retail loans	11,198,937	11,219,477	11,000,219	10,413,043	9,646,726
Total loans, net of unearned income	$21,799,396	$21,429,616	$20,838,397	$19,952,086	$18,722,002

Period-end loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$6,945,207	$6,705,925	$6,538,798	$6,578,117	$6,354,408
Real estate commercial	1,199,084	1,276,278	1,232,021	1,213,052	1,171,606
Real estate construction	2,660,415	2,453,579	2,277,825	2,108,121	1,849,075
Total commercial loans	10,804,706	10,435,782	10,048,644	9,899,290	9,375,089
Retail:
Real estate residential	8,428,027	8,545,198	8,486,345	8,357,143	7,603,249
Real estate construction	2,096,440	2,076,004	2,001,916	1,925,060	1,814,632
Other retail	163,134	163,121	161,617	168,413	170,684
Credit card receivables	202,866	202,117	194,908	251,016	248,049
Real estate loans pledged against
other collateralized borrowings (a)	259,232	277,507	293,561	-	-
Total retail loans	11,149,699	11,263,947	11,138,347	10,701,632	9,836,614
Total loans, net of unearned income	$21,954,405	$21,699,729	$21,186,991	$20,600,922	$19,211,703
  (a) During first quarter 2006, FHN sold loans through an on-balance sheet securitization, which is structured as a financing for accounting purposes.

PERIOD-END STATEMENTS OF CONDITION
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
Assets:
Cash and due from banks	$903,482	$854,846	$887,539	$945,547	$1,036,816
Federal funds sold and securities
purchased under agreements to resell	1,992,426	1,572,143	1,347,577	1,485,199	1,972,318
Total cash and cash equivalents	2,895,908	2,426,989	2,235,116	2,430,746	3,009,134
Investment in bank time deposits	17,798	75,903	25,319	10,687	6,373
Trading securities	2,512,744	2,183,102	2,508,615	2,133,428	2,013,535
Loans held for sale	2,798,906	3,240,270	3,604,010	4,435,343	5,158,103
Investment Securities	3,983,049	3,108,569	2,944,826	2,912,486	2,842,016
Loans, net of unearned income	21,954,405	21,699,729	21,186,991	20,600,922	19,211,703
Less: Allowance for loan losses	206,829	199,835	195,011	189,705	185,029
Total net loans	21,747,576	21,499,894	20,991,980	20,411,217	19,026,674
Capital markets receivables	1,027,927	1,058,690	858,072	511,508	1,453,451
Mortgage servicing rights, net	1,498,341	1,595,413	1,475,448	1,314,629	1,210,284
Goodwill	274,534	281,909	281,475	281,440	282,192
Other intangible assets, net	70,546	75,056	76,666	76,647	76,893
Premises and equipment, net	441,659	431,385	422,346	408,539	404,867
Real estate acquired by foreclosure	65,224	60,577	48,959	27,410	27,856
Discontinued assets	939,728	696	56,712	163,545	129,358
Other assets	1,802,243	1,430,781	1,771,431	1,461,436	1,401,571
Total assets	$40,076,183	$37,469,234	$37,300,975	$36,579,061	$37,042,307

Liabilities and shareholders' equity:
Deposits:
Certificates of deposit under $100,000 and other time	$2,906,424	$2,819,597	$2,692,046	$2,478,946	$2,338,365
Certificates of deposit $100,000 and more	11,920,226	8,053,119	8,228,543	10,931,695	12,497,183
Other interest-bearing deposits	4,998,956	5,141,528	5,122,441	4,705,072	4,620,547
Total interest-bearing core deposits	19,825,606	16,014,244	16,043,030	18,115,713	19,456,095
Noninterest-bearing deposits	5,458,935	5,679,198	5,474,017	5,201,844	5,813,207
Total deposits	25,284,541	21,693,442	21,517,047	23,317,557	25,269,302
Federal funds purchased and securities
sold under agreements to repurchase	2,416,974	3,387,711	4,337,243	3,735,742	2,357,973
Trading liabilities	847,453	929,694	766,479	793,638	906,626
Commercial paper and other short-term borrowings	926,292	721,227	749,979	802,017	1,217,904
Term borrowings	5,226,772	5,325,014	4,299,539	3,437,643	2,000,113
Other collateralized borrowings	260,416	281,280	299,800	-	-
Total long-term debt	5,487,188	5,606,294	4,599,339	3,437,643	2,000,113
Capital markets payables	989,332	1,057,617	941,911	591,404	1,507,563
Discontinued liabilities	6,977	8,422	233,402	122,026	90,125
Other liabilities	1,311,628	1,327,360	1,460,693	1,136,221	1,105,090
Total liabilities	37,270,385	34,731,767	34,606,093	33,936,248	34,454,696
Preferred stock of subsidiary	295,274	295,274	295,274	295,274	295,274
Shareholders' equity:
Common stock	77,792	77,467	77,019	78,889	78,752
Capital surplus	301,857	282,563	269,564	404,964	390,430
Undivided profits	2,124,312	2,113,514	2,065,285	1,905,930	1,856,776
Accumulated other comprehensive loss, net	6,563	(31,351)	(12,260)	(42,244)	(33,621)
Total shareholders' equity	2,510,524	2,442,193	2,399,608	2,347,539	2,292,337
Total liabilities and shareholders' equity	$40,076,183	$37,469,234	$37,300,975	$36,579,061	$37,042,307

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES
Quarterly, Unaudited
				Interest			Percent
	Average			Revenue/			Average
	Balance			Expense			Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	3Q06	2Q06	1Q06	3Q06	2Q06	1Q06	3Q06	2Q06	1Q06
Assets:
Earning assets:
Loans, net of unearned income*	$21,799,396	$21,429,616	$20,838,397	$417,085	$393,546	$363,577	7.59%	7.37%	7.07%
Loans held for sale	4,201,949	4,623,847	4,776,373	72,029	75,832	76,342	6.86	6.56	6.39
Investment securities:
U.S. Treasuries	50,989	53,561	72,265	632	624	781	4.92	4.67	4.38
U.S. government agencies	3,512,162	2,731,213	2,736,495	50,262	38,211	32,676	5.72	5.60	4.78
States and municipalities	1,869	1,893	1,916	6	7	7	1.28	1.39	1.37
Other	240,140	221,643	215,753	3,017	2,726	2,548	5.02	4.92	4.72
Total investment securities	3,805,160	3,008,310	3,026,429	53,917	41,568	36,012	5.67	5.53	4.76
Capital markets securities inventory	2,524,102	2,356,754	2,176,124	34,128	31,849	27,327	5.41	5.41	5.02
Mortgage banking trading securities	380,586	462,592	442,453	10,762	11,798	11,246	11.31	10.20	10.17
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,875,420	2,018,408	1,866,146	24,412	23,712	18,995	5.16	4.71	4.13
Investment in bank time deposits	40,899	46,860	16,122	544	580	179	5.27	4.96	4.51
Total other earning assets	1,916,319	2,065,268	1,882,268	24,956	24,292	19,174	5.17	4.72	4.13
Total earning assets/Interest income	34,627,512	33,946,387	33,142,044	$612,877	$578,885	$533,678	7.04%	6.83%	6.50%
Allowance for loan losses	(206,871)	(202,003)	(196,316)
Cash and due from banks	816,342	794,019	831,172
Capital markets receivables	151,037	187,435	199,635
Premises and equipment, net	436,027	427,213	418,882
Other assets	3,695,718	3,341,847	3,294,106
Total assets	$39,519,765	$38,494,898	$37,689,523
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$264,932	$279,269	$282,558	$157	$149	$105.23%		.21%	.15%
Checking interest and money market	4,827,837	4,867,053	4,512,081	31,488	28,039	20,792	2.59	2.31	1.87
Certificates of deposit under
$100,000 and other time	2,873,451	2,779,821	2,602,581	32,090	29,116	25,338	4.43	4.20	3.95
Total interest-bearing core deposits	7,966,220	7,926,143	7,397,220	63,735	57,304	46,235	3.17	2.90	2.53
Certificates of deposit $100,000 and more	9,694,677	8,859,178	10,626,088	130,875	110,068	119,296	5.36	4.98	4.55
Federal funds purchased and securities
sold under agreements to repurchase	4,650,930	4,975,223	4,745,621	56,639	58,084	47,821	4.83	4.68	4.09
Capital markets trading liabilities	1,358,976	1,368,933	1,304,492	19,233	19,923	18,347	5.61	5.84	5.70
Commercial paper and other short-term
borrowings	773,038	750,789	765,178	10,232	9,296	8,423	5.25	4.97	4.46
Total long-term debt	5,538,323	5,160,610	3,805,307	80,263	70,309	47,526	5.80	5.46	5.00
Total interest-bearing liabilities/Interest
expense	29,982,164	29,040,876	28,643,906	$360,977	$324,984	$287,648	4.79%	4.49%	4.06%
Demand deposits	1,762,753	1,817,045	1,712,247
Other noninterest-bearing deposits	3,502,833	3,379,079	3,204,212
Capital markets payables	213,104	236,481	229,867
Other liabilities	1,321,607	1,324,715	1,268,505
Preferred stock of subsidiary	295,274	295,274	295,274
Shareholders' equity	2,442,030	2,401,428	2,335,512
Total liabilities and shareholders' equity	$39,519,765	$38,494,898	$37,689,523
Net interest income-tax equivalent basis				$251,900	$253,901	$246,030
Fully taxable equivalent adjustment				(279)	(303)	(309)
Net interest income				$251,621	$253,598	$245,721
Net interest spread							2.25%	2.34%	2.44%
Effect of interest-free sources used to fund
earning assets							.65	.66	.55
Net interest margin							2.90%	3.00%	2.99%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES
Quarterly, Unaudited

	Average Balance				Interest Revenue/Expense				% Average Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	4Q05	3Q05	2Q05	1Q05	4Q05	3Q05	2Q05	1Q05	4Q05	3Q05	2Q05	1Q05
Assets:
Earning assets:
Loans, net of unearned income*	$19,952,086	$18,722,002	$17,782,262	$16,680,642	$338,113	$299,199	$264,919	$231,645	6.72%	6.34%	5.98%	5.63%
Loans held for sale	5,758,831	6,936,767	6,055,933	5,315,114	93,327	111,573	93,897	79,085	6.48	6.43	6.20	5.95
Investment securities:
U.S. Treasuries	42,419	40,315	40,208	43,843	394	232	230	216	3.68	2.29	2.30	2.00
U.S. government agencies	2,608,478	2,690,823	2,691,954	2,548,693	29,079	29,109	29,348	27,559	4.46	4.33	4.36	4.33
States and municipalities	2,787	3,544	5,459	6,913	23	37	73	101	3.25	4.30	5.35	5.85
Other	204,726	199,348	193,698	195,356	2,463	2,177	2,083	1,988	4.81	4.37	4.30	4.07
Total investment securities	2,858,410	2,934,030	2,931,319	2,794,805	31,959	31,555	31,734	29,864	4.47	4.30	4.33	4.27
Capital markets securities inventory	2,160,676	2,158,334	2,069,131	2,235,004	27,126	27,029	22,714	24,528	5.02	5.01	4.39	4.39
Mortgage banking trading securities	360,891	271,915	292,301	288,387	10,148	8,716	9,226	9,144	11.25	12.82	12.63	12.68
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	2,086,401	2,532,662	2,482,568	2,047,342	18,939	19,604	16,135	10,851	3.60	3.07	2.61	2.15
Investment in bank time deposits	14,483	6,328	5,702	5,874	154	47	50	30	4.22	2.92	3.57	2.09
Total other earning assets	2,100,884	2,538,990	2,488,270	2,053,216	19,093	19,651	16,185	10,881	3.61	3.07	2.61	2.15
Total earning assets/Interest income	33,191,778	33,562,038	31,619,216	29,367,168	$519,766	$497,723	$438,675	$385,147	6.23%	5.90%	5.56%	5.29%
Allowance for loan losses	(190,805)	(176,167)	(169,427)	(164,598)
Cash and due from banks	781,178	769,813	727,429	729,802
Capital markets receivables	288,292	393,513	742,190	880,462
Premises and equipment, net	410,361	400,533	387,475	378,041
Other assets	3,239,606	3,141,263	2,975,319	2,900,566
Total assets	$37,720,410	$38,090,993	$36,282,202	$34,091,441
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$285,313	$289,703	$294,366	$294,114	$106	$108	$117	$77.15%		.15%	.16%	.11%
Checking interest and money market	4,409,563	4,287,166	4,319,510	4,273,739	18,460	16,153	13,656	11,206	1.66	1.49	1.27	1.06
Certificates of deposit under
$100,000 and other time	2,402,900	2,278,094	2,184,264	2,102,399	22,642	20,466	18,733	17,172	3.74	3.56	3.44	3.31
Total interest-bearing core deposits	7,097,776	6,854,963	6,798,140	6,670,252	41,208	36,727	32,506	28,455	2.30	2.13	1.92	1.73
Certificates of deposit $100,000 and more	11,393,018	11,467,752	10,557,321	10,147,069	116,707	102,061	80,433	64,782	4.06	3.53	3.06	2.59
Federal funds purchased and securities
sold under agreements to repurchase	4,760,566	4,913,288	4,651,584	3,991,180	43,751	39,395	31,387	22,040	3.65	3.18	2.71	2.24
Capital markets trading liabilities	1,351,785	1,665,342	1,589,408	1,470,515	19,556	23,237	20,591	16,807	5.74	5.54	5.20	4.64
Commercial paper and other short-term
borrowings	1,052,369	1,230,394	998,762	691,000	11,668	11,224	7,911	4,560	4.40	3.62	3.18	2.68
Total long-term debt	2,665,867	2,374,568	2,585,246	2,616,152	31,773	24,634	23,949	20,785	4.77	4.16	3.71	3.18
Total interest-bearing liabilities/Interest
expense	28,321,381	28,506,307	27,180,461	25,586,168	$264,663	$237,278	$196,777	$157,429	3.71%	3.31%	2.90%	2.49%
Demand deposits	2,018,721	1,941,952	1,835,618	1,784,963
Other noninterest-bearing deposits	3,409,202	3,717,097	3,331,828	3,001,739
Capital markets payables	275,721	350,531	423,810	569,760
Other liabilities	1,115,711	1,059,562	1,082,525	1,050,840
Preferred stock of subsidiary	295,274	295,312	295,432	29,998
Shareholders' equity	2,284,400	2,220,232	2,132,528	2,067,973
Total liabilities and shareholders' equity	$37,720,410	$38,090,993	$36,282,202	$34,091,441
Net interest income-tax equivalent basis					$255,103	$260,445	$241,898	$227,718
Fully taxable equivalent adjustment					(291)	(285)	(290)	(271)
Net interest income					$254,812	$260,160	$241,608	$227,447
Net interest spread									2.52%	2.59%	2.66%	2.80%
Effect of interest-free sources used to fund
earning assets									.54	.50	.40	.32
Net interest margin									3.06%	3.09%	3.06%	3.12%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
Net interest income	$231,967	$230,718	$224,863	$227,698	$224,895
Noninterest income	110,429	111,827	106,493	106,682	106,564
Divestitures	-	-	-	7,029	-
Security G/L	-	-	-	-	-
Total revenue	342,396	342,545	331,356	341,409	331,459
Total noninterest expense	204,109	211,873	215,555	203,154	199,653
Provision	23,550	18,361	18,026	15,897	22,428
Pretax income	$114,737	$112,311	$97,775	$122,358	$109,378

Efficiency ratio	60%	62%	65%	60%	60%

Average loans (millions)	$21,381	$21,096	$20,596	$19,785	$18,613
Other earning assets (millions)	491	589	878	1,599	2,250
Total earning assets (millions)	$21,872	$21,685	$21,474	$21,384	$20,863

Total deposits	$11,951	$11,773	$11,510	$11,280	$10,916

Net interest margin	4.21%	4.27%	4.25%	4.22%	4.28%

Noninterest revenue detail
Deposit transactions & cash mgmt	$44,470	$42,718	$38,011	$42,191	$41,298
Insurance commissions	10,121	12,048	14,236	12,693	12,236
Trust services & investment mgmt	9,609	10,824	10,657	10,873	11,300
Bankcard Income	6,169	6,103	6,660	7,184	6,769
Other service charges	4,641	5,336	5,356	5,078	5,367
Check clearing fees	1,594	1,679	1,727	1,801	1,885
Revenue from loan sales and
securitizations (a)	10,068	10,548	8,238	10,630	8,638
Miscellaneous revenue	23,757	22,571	21,608	16,232	19,071
Total noninterest revenue	$110,429	$111,827	$106,493	$106,682	$106,564

Statistics
Trust total assets (millions)(b)	$12,197	$11,541	$11,838	$11,971	$12,451
Trust total managed assets (millions)(b)	6,284	6,223	6,379	6,707	6,984
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
Net interest income	$20,866	$25,052	$25,415	$34,619	$41,769
Noninterest income:
Net origination fees	67,705	107,392	72,339	87,545	115,541
Net servicing fees	15,701	(727)	10,717	20,175	17,951
Other fees	13,917	7,355	11,648	12,182	17,762
Total noninterest income	97,323	114,020	94,704	119,902	151,254
Total revenue	118,189	139,072	120,119	154,521	193,023
Noninterest expense	143,601	109,581	125,699	115,261	132,253
Provision	144	292	(227)	278	180
Pretax (loss)/income	$(25,556)	$29,199	$(5,353)	$38,982	$60,590

Noninterest expense detail
Commissions & incentives	$50,090	$54,831	$53,385	$62,946	$84,774
FAS 91 cost deferral	1,516	4,473	(1,743)	4,813	4,616
Other salaries & benefits	56,584	50,420	63,709	58,646	61,184
Total salaries & benefits	108,190	109,724	115,351	126,405	150,574
Contract labor & outsourcing	4,025	4,170	4,771	4,938	5,059
Equipment & occupancy	17,095	16,074	17,953	17,633	16,554
Foreclosure provision	2,759	(646)	7,051	1,264	3,063
Other expenses	67,729	46,554	44,872	42,536	50,126
Total expenses before FAS 91 reclass	199,798	175,876	189,998	192,776	225,376
FAS 91 reclassification	(59,480)	(69,334)	(67,178)	(82,257)	(97,429)
Total noninterest expense before
segment allocations	140,318	106,542	122,820	110,519	127,947
Segment allocations	3,283	3,039	2,879	4,742	4,306
Total noninterest expense	$143,601	$109,581	$125,699	$115,261	$132,253

Other information
Efficiency ratio	122%	79%	105%	75%	69%

Warehouse (millions)	$3,182	$3,613	$3,539	$3,854	$4,583
Other earning assets (millions)	827	850	724	580	394
Total earning assets (millions)	$4,009	$4,463	$4,263	$4,434	$4,977

Escrow balances	$1,965	$1,903	$1,641	$2,034	$2,334

Net interest margin	2.07%	2.25%	2.42%	3.10%	3.33%

Warehouse Spread	1.18%	1.44%	1.77%	2.06%	2.33%
Certain previously reported amounts have been reclassified to agree with current presentation.
*See Note 1 - Financial Glossary

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
ORIGINATION INCOME
Origination Fees	$65,132	$77,174	$67,043	$79,808	$104,395
FAS 91 Fee Deferral	1,318	1,523	(126)	4,932	4,846
Appraisal, Final Inspection,
Credit Report Fees	7,119	7,901	6,778	7,574	9,639
Total origination fees	73,569	86,598	73,695	92,314	118,880

Secondary Marketing Income:
Prime:
OMSR, SRP	71,303	89,999	73,896	88,023	110,813
Marketing G/L (Trading Gains)	13,908	37,907	22,277	21,236	15,167
Concessions	(34,401)	(41,459)	(34,093)	(35,560)	(39,370)
LOCOM	(288)	(398)	666	614	(1,840)
Subtotal Prime	50,522	86,049	62,746	74,313	84,770

Non-Prime:
OMSR, SRP	5,034	2,262	4,416	4,747	11,779
LOCOM	(1,940)	1,817	(1,340)	(1,572)	(2,459)
Subtotal Non-Prime	3,094	4,079	3,076	3,175	9,320
Total Secondary Marketing Fees -
Mortgage	53,616	90,128	65,822	77,488	94,090

FAS 91 Reclassification	(59,480)	(69,334)	(67,178)	(82,257)	(97,429)

Total Origination Income	$67,705	$107,392	$72,339	$87,545	$115,541

Margins:
Marketing Margin on Deliveries (bps):
Prime:
OMSR, SRP	114	128	116	118	110
Marketing G/L (Trading Gains)	22	54	35	28	15
Concessions	(55)	(59)	(53)	(48)	(39)
LOCOM	-	(1)	1	1	(2)
Total Prime	81	122	99	99	84
Non-Prime:
OMSR, SRP	210	68	99	114	239
LOCOM	(81)	55	(30)	(38)	(50)
Total Non-Prime	129	123	69	76	189

Total Marketing Margin on Deliveries	83	122	97	98	89

MORTGAGE BANKING
Quarterly, Unaudited

($ in millions)	3Q06	2Q06	1Q06	4Q05	3Q05
KEY ORIGINATION METRICS

Production:
First Lien Production	$6,351	$7,482	$6,865	$7,991	$10,557

Breakdown by Product Type:
Government	6%	6%	5%	4%	4%
Conventional Fixed	55%	55%	51%	44%	43%
Conventional ARM	13%	15%	19%	19%	22%
Jumbo Fixed	10%	10%	10%	14%	11%
Jumbo ARM	11%	11%	10%	14%	14%
Other	1%	1%	1%	1%	1%
Non Prime	4%	2%	4%	4%	5%

Breakdown by Payment Type:
Fully amortizing	70%	69%	66%	66%	65%
Interest Only - Fixed	10%	10%	11%	8%	6%
Interest Only - ARM	18%	17%	19%	22%	26%
Option ARM's	2%	4%	4%	4%	3%

Production Refinanced %	33%	33%	41%	41%	42%
Production Purchased %	67%	67%	59%	59%	58%

ARMs % (Excluding Gov't ARMS)	27%	28%	33%	37%	41%

Total Sales Force	2,495	2,467	2,609	2,630	2,602

Warehouse/Pipeline Balance:
Ending Warehouse Balance	$2,277	$2,604	$2,813	$2,942	$3,159
Ending Pipeline Balance (Locked)	3,384	3,645	3,691	3,119	3,930

Loan Sales (Deliveries):
Prime	6,250	7,061	6,364	7,474	10,071
Non-Prime	240	330	443	416	492
Total Loan Sales	6,490	7,391	6,807	7,890	10,563

MORTGAGE BANKING
Quarterly, Unaudited

	3Q06		2Q06		1Q06		4Q05		3Q05
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$98,594	40	$95,043	39	$93,454	39	$91,735	39	$88,866	38
Guarantee Fees	(15,778)	(7)	(17,348)	(7)	(18,876)	(8)	(18,980)	(8)	(18,900)	(8)
Sub-Service Fee Income	29	-	71	-	64	-	144	-	101	-
Lender Paid MI	(24)	-	(20)	-	108	-	(168)	-	(145)	-
Net Service Fees	82,821	33	77,746	32	74,750	31	72,731	31	69,922	30

Early Payoff Interest Expense	(3,718)	(2)	(4,324)	(2)	(3,838)	(2)	(5,164)	(2)	(6,844)	(3)
Ancillary Fees	7,112	3	6,820	3	6,934	3	6,698	3	6,601	3
Total Service Fees	86,215	34	80,242	33	77,846	32	74,265	32	69,679	30

MSR Asset - Value Changes
Change in MSR Value - Runoff	(60,326)		(72,270)		(58,836)		(71,669)		(71,981)
Change in MSR Value - Other than Runoff	(133,067)		69,564		95,961		55,684		129,596
MSR Hedge Gains/(Losses)	127,240		(72,104)		(98,290)		(32,673)		(99,271)
Total Net Change MSR Value	(66,153)		(74,810)		(61,165)		(48,658)		(41,656)

Trading Asset & Associated Derivatives:
Change in Trading Asset Value	(13,628)		3,044		8,467		3,720		15,892
Trading Asset Hedge Gains/(Losses)	13,940		(4,438)		(10,932)		(5,722)		(15,766)
Total Trading Asset & Associated Derivatives	312		(1,394)		(2,465)		(2,002)		126

Option Expense on Servicing Hedges	(4,673)		(4,765)		(3,499)		(3,430)		(10,198)

Total Servicing Income	15,701		(727)		10,717		20,175		17,951

KEY SERVICING METRICS - ($ in millions)
Beginning Servicing Portfolio	$99,304		$97,303		$95,284		$93,589		$90,823
Additions to portfolio	6,238		7,332		6,797		7,772		10,129
Prepayments	(3,476)		(3,725)		(3,278)		(4,418)		(5,791)
Amortization	(692)		(687)		(688)		(676)		(681)
Service Release Sales	(1,128)		(919)		(812)		(983)		(891)
End. Servicing Portfolio (Owned)	$100,246		$99,304		$97,303		$95,284		$93,589

Avg. Servicing Portfolio (Owned)	$99,484		$98,342		$96,147		$94,388		$92,235
Average Loans Serviced (#)	629,897		626,527		620,476		616,649		610,895

Product Mix (Average)
Product Mix (%)
GNMA	8%		8%		9%		9%		9%
FNMA/FHLMC	64%		65%		65%		65%		67%
Private	25%		24%		23%		22%		20%
Sub-Total	97%		97%		97%		96%		96%
Warehouse	3%		3%		3%		4%		4%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$45.16		$43.54		$44.70		$43.45		$43.22
Servicing Cost per Loan	$49.36		$50.60		$53.01		$51.96		$51.80

Portfolio Data
(in millions)
Average Servicing Asset **	1,532		1,503		1,350		1,262		1,106
Valuation Reserve (Ending Balance)	-		-		-		1		1
Servicing Book Value (bps)	154		153		140		134		120

Change in MSR Asset /
Average Servicing Asset	17%		20%		18%		15%		15%

Run-Off Rate	17%		18%		17%		22%		28%

** Includes valuation reserve/MSRs only

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
Net interest income/(expense)	$2,944	$240	$(594)	$(957)	$(2,563)
Incremental cost of equity	(4,437)	(4,769)	(4,969)	(4,856)	(5,181)
Net interest expense	(1,493)	(4,529)	(5,563)	(5,813)	(7,744)
Noninterest income:
Fixed income	41,503	41,843	50,602	44,397	43,870
Other product revenue	56,734	62,179	45,901	39,800	41,110
Total product revenue	98,237	104,022	96,503	84,197	84,980
Other non-product revenue	3,365	(3,029)	2,400	621	1,261
Total noninterest income	101,602	100,993	98,903	84,818	86,241
Total revenue	100,109	96,464	93,340	79,005	78,497
Noninterest expense	86,276	80,553	86,379	75,759	76,093
Pretax income	$13,833	$15,911	$6,961	$3,246	$2,404

Efficiency ratio	86%	84%	93%	96%	97%

Trading inventory (millions)	$2,523	$2,356	$2,175	$2,160	$2,158
Other earning assets (millions)	2,231	2,262	2,149	2,285	2,512
Total earning assets (millions)	$4,754	$4,618	$4,324	$4,445	$4,670

Net interest margin	(0.12)%	(0.39)%	(0.52)%	(0.52)%	(0.66)%

CORPORATE
Quarterly, Unaudited

(Thousands)	3Q06	2Q06	1Q06	4Q05	3Q05
Net interest income	$281	$2,357	$1,006	$(1,692)	$1,240
Noninterest income	3,274	2,254	(14,075)	2,748	2,946
Security gain/(loss)	8,757	2,893	(80,281)	(181)	(406)
Total revenue	12,312	7,504	(93,350)	875	3,780
Total noninterest expense	22,371	17,979	15,582	19,118	18,176
Pretax loss	$(10,059)	$(10,475)	$(108,932)	$(18,243)	$(14,396)
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

(Dollars in millions, except per share amount)	3Q06	2Q06	1Q06	4Q05	3Q05
Tier 1 Capital (a)	$2,660.3	$2,612.2	$2,558.3	$2,524.2	$2,465.2
Tier 2 Capital (a)	1,338.2	1,331.2	1,344.5	1,090.5	1,112.5
Total Capital (a)	$3,998.5	$3,943.4	$3,902.8	$3,614.7	$3,577.7

Risk-Adjusted Assets (a)	$31,943.5	$30,016.3	$29,166.8	$29,111.9	$28,221.6

Tier 1 Ratio (a)	8.33%	8.70%	8.77%	8.67%	8.74%
Tier 2 Ratio (a)	4.19	4.44	4.61	3.75	3.94
Total Capital Ratio (a)	12.52%	13.14%	13.38%	12.42%	12.68%

Leverage Ratio (a)	6.80%	6.86%	6.86%	6.76%	6.54%

Shareholders' Equity/Assets Ratio (b)	6.26	6.52	6.43	6.42	6.19

Book Value	$20.06	$19.59	$19.36	$18.46	$18.06
(a) Current quarter is an estimate
(b) Calculated on period-end balances

Note 1□ Financial Glossary

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions: The net amount of the discount or premium pricing charged to borrowers upon loan origination. This also includes the servicing release premium paid to correspondents to purchase loans. Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral: The timing difference between collecting and recognizing origination fees on a loan. For loans held for sale, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating the loans sold during the period.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Originated Mortgage Servicing Rights (OMSR): The retained right to service a mortgage loan when a mortgage loan is sold on a servicing-retained basis. Represents the present value of the amount by which the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Released Premium (SRP): The premium received for selling loans on a servicing released basis.